ASSUMPTION OF INDEBTEDNESS AGREEMENT


By this present Assumption of Indebtedness Agreement (this "Agreement"), the parties below:



Algar S.A. - Empreendimentos e Participacoes, a company duly organized and validly existing under the laws of the Federal Republic of Brazil, with head offices in the City of Uberlandia, State of Minas Gerais, at Avenida Alexandrino Garcia, 2689, Distrito Industrial, enrolled before the National Registry of Legal Entities (Cadastro Nacional da Pessoa Juridica - CNPJ) under No.17.835.026/0001-52, herein represented by its duly authorized representative (hereinafter referred to as "ALGAR"); and

Xtal Fibras Opticas S.A., a corporation duly organized and validly existing under the laws of the Federal Republic of Brazil, with head offices in the City of Uberlandia, State of Minas Gerais, at Avenida Alexandrino Garcia, 2689, Distrito Industrial, enrolled before the National Registry of Legal Entities
(CNPJ) under No. 71.340.707/0001-95, herein represented by its duly authorized representative (hereinafter referred to as "XTAL"); (ALGAR and XTAL jointly referred to as "Parties")

WHEREAS the Parties executed, on December 1st, 1998, an Assumption of Indebtedness Agreement, whereby ALGAR assumed the debts of XTAL before several Banks, in the total amount of R$ 4.986.464,86 (four million, nine hundred and eighty-six thousand, four hundred and sixty-four Reais and eighty-six cents) (the "First Agreement")

WHEREAS the Parties executed, on December 31st, 1998, an Assumption of Indebtedness Agreement, whereby ALGAR assumed the debts of XTAL before its supplier Kanematsu Corporation, in the total amount of R$ 4.301.386,02 (four million, three hundred and one thousand, three hundred and eighty-six Reais and two cents) (the "Second Agreement")WHEREAS the Parties also executed on December 31st, 1998, an Assumption of Indebtedness Agreement by means of which ALGAR assumed the debts of XTAL before several Banks, in the total amount of R$ 9.619.751,58 (nine million, six hundred and nineteen thousand, seven hundred and fifty-one Reais and fifty-eight cents) (the "Third Agreement" and, jointly with the First Agreement and Second Agreement, hereinafter referred to as the "Agreements")

WHEREAS part of the debts assumed by ALGAR by means of the Agreements have been paid;

WHEREAS the parties desire to amend and consolidate the terms and conditions of the Agreements;

NOW THEREFORE, the Parties have agreed to execute this present Assumption of Indebtedness Agreement , pursuant to the following terms and conditions:

SECTION 1 - PURPOSE

1.1 The purpose of this present Agreement is to amend and consolidate the terms and conditions of the Agreements, that will be, as of the date hereof, subject to the terms and conditions established in this agreement.

SECTION 2 - CONSOLIDATION

2.1 ALGAR, ,upon the payment of part of the debts assumed by it in the Agreements, does hereby assume the debts of XTAL listed below, equivalent on the date hereof to R$ 9,350,357.93 (nine million, three hundred and fifty thousand, three hundred and fifty-seven Reais and ninety-three cents),, being further established that besides the principal amount, Algar will also bear the interest when due and the financial charges agreed in the original agreements, according to the copies of the documents attached hereto.


-----------------------------------------------------------------------------------------------------------------------
     Execution Date         Maturity Date         Financial                 Principal Amount       Amount in R$
                                                  Institution                                      on June 20th, 2000
-----------------------------------------------------------------------------------------------------------------------
       20/06/1996           16/08/2000            Unibanco                   GBP 125,551.55        *342,646.51
                            15/02/2001                                       GBP 125,551.55         342,646.51
                            15/08/2001                                       GBP 125,551.55         342,646.51
                            15/02/2002                                       GBP 125,551.55         342,646.51
-----------------------------------------------------------------------------------------------------------------------
       23/07/1997           31/08/2000            Dresdner                   US$ 288,000.00       **520,502.40
                            26/09/2000                                       US$ 384,000.00         694,003.20
-----------------------------------------------------------------------------------------------------------------------
       09/11/1998           19/09/2000             Brascan                   US$ 1,500,000.00     2,710,950.00
-----------------------------------------------------------------------------------------------------------------------
       15/12/1999           19/10/2000             Brascan                   US$ 993,300.11       1,795,191.29
-----------------------------------------------------------------------------------------------------------------------
       20/12/1999           19/10/2000             Brascan                   US$ 1,250,000.00     2,259,125.00
-----------------------------------------------------------------------------------------------------------------------
                  Total                                                                           9,350,357.93
-----------------------------------------------------------------------------------------------------------------------

* the conversion of the Great Britain Pound was effected considering the sales exchange rate of June 19th.,2000 of 2.72913

** the conversion of the United States Dollar was effected considering the sales exchange rate of June 19th.,2000 of 1.8073


SECTION 3 - MISCELLANEOUS

3.1 Any variation, modification or amendment to the terms of this agreement shall not have any effect, unless same is written and executed by the Parties.

3.2 This present assumption of debt is executed on an irrevocable and irreversible basis and its performance is binding upon the Parties and their respective successors, at any title.


SECTION 4 - JURISDICTION

4.1 The PARTIES elect the court of the city of Uberlandia, State of Minas Gerais to solve any conflict in connection with this Agreement.

         Uberlandia (MG), June 20th., 2000



Algar S.A. - Empreendimentos e Participacoes


-----------------------------------------
By:
Title:



Xtal Fibras Opticas S.A.


-----------------------------------------
By:
Title: